Q1 2019 Results April 2019 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 11, 2019, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS.  These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/ or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure. 2

MARKET CONDITIONS PRESENT CHALLENGING ENVIRONMENT • Q1 2019 marketed by unusually tight range-bound markets and CVIX at a five-year low • Euro/dollar stuck in narrowest quarterly range on record Deutsche Bank Currency Volatility Index Euro/dollar 25 1.3 20 1.25 15 1.2 10 1.15 5 1.1 0 1.05 Source: Bloomberg 3

FIRST QUARTER 2019 REVIEW • Q1 2019 net revenue decreased 61% year-over-year to $38.4 million, compared to $98.4 million in Q1 2018 • Q1 2019 net loss of $28.4 million, compared to net income of $11.9 million in Q1 2018 • Q1 2019 adjusted EBITDA of $(23.5) million, compared to $31.8 million in Q1 2018 • Increased marketing investment led to new direct account growth of 38% year-over-year and 27% quarter-over- quarter • Despite market conditions, trailing three month direct active accounts and client equity increased, while RPM on a trailing twelve month basis was in line with historical averages at $104 1. Continuing Operations includes financial information from the Company excluding results from the Institutional business. See slides 26 and 27 for a quarterly reconciliation of total company to continuing operations. 4

GAIN | CAPITAL

OPERATING METRICS SHOWING POSITIVE SIGNS FOR FUTURE ORGANIC GROWTH

New Direct Accounts[1]

New Direct Accounts increased 38% y/y and increased 27% q/q


35,000
25,000
15,000
5,000
Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19

Direct Volume per Active[2]

Decreased 31% y/y and decreased 22% q/q


10
8
6
4
2
-
1.4%
0.9%
0.4%
Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19
Direct Volume per Active
GVIX 3

- Increased marketing investment delivering direct new account growth
- Overall volumes & volume per active decreased y/y in line with market volatility.

Trailing 3-Month Active Accounts


100,000
80,000
60,000
40,000
20,000
-
Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19
Direct Accounts 2
Indirect Accounts

Volume

Direct volume decreased 38% y/y and 21% q/q


700
600
500
400
300
200
100
-
Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19
Direct Volume 2
Indirect Volume

1. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017.
2. Includes FXCM beginning in Q1/17.
3. GVIX, GAIN's volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets.

5

BENEFITS FROM INCREASED MARKETING INVESTMENT Cost Efficient Acquisition ROI Timeline on Track IRR Long Tail of Revenue After three quarters of We continue to observe Three-year IRR at current With 56% of Q1 revenues increased marketing similar breakeven trends marketing investment from loyal clients with spend, we continue to on the new cohorts, with levels continues to be best tenure of >3 years, new track below our target cost Q1 in line with use of capital cohorts expected to per new account. expectations despite deliver long tail of revenue market conditions. beyond our ROI benchmark. Q2 2019 marketing spend expected to return to Q4 2018 levels; however, we can adjust our spend up or down as warranted by market opportunities. 6

GAIN | CAPITAL

AI-DRIVEN HEDGING MODEL PERFORMANCE

- First quarter saw exceptional market conditions
  - CVIX at lowest level since 2014, close to its 2007 low
  - Eurodollar in record narrow quarterly range
- New model continued to out perform old model in the quarter
  - Reduced standard deviation of daily P&L by 28%[1]
  - Sharpe ratio[2] was more than double[1] the old model
- Long-term revenue capture expected to trend in line with previous guidance of $106 RPM
  - Trailing 12 months to March 2019 RPM was $104
  - Exactly in line with the 12 months to March 2018

Standard Deviation



Indexed Value
110
100
90
80
Feb-18
Mar-18
April-18
May-18
Jun-18
Jul-18
Aug-18
Sept-18
Oct -18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
New Model
Old Model

Sharpe Ratio



Indexed Value
135
125
115
105
95
85
Feb-18
Mar-18
April-18
May-18
Jun-18
Jul-18
Aug-18
Sept-18
Oct -18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
New Model
Old Model

1. During the 3 months ended March 2019 across all asset classes versus the theoretical results from the previously used hedging model over the same period.
2. The Sharpe ratio is a measure of risk versus return, the higher the ratio the better the return per unit of risk. Calculated as daily revenue / standard deviation of revenue.

7

LONG-TERM STRATEGIC PRIORITIES TO ACCELERATE ORGANIC GROWTH Increase Leverage Innovate the Focus on Marketing Powerful Trading Premium Investment Brand Assets Experience Clients Supported by conversion Target two distinct Deliver best-in-class trading Executed through our brand optimization efforts to customer segments with platforms, decision support strategy & the development further increase ROI on our global brands: tools, and innovative new of product and services marketing spend GAIN Capital and FOREX.com ways to trade tailored to experienced traders 8

2021 OPERATING AND FINANCIAL TARGETS FY 2018 Performance FY 2021 Outlook Operational New Direct Accounts 87.6K 38% to 42% growth Retail Volume $2.6 trillion 30% to 35% growth Financial Revenue1 $358 million $420 to $460 million Overhead Costs $190 million $190 to $200 million EBITDA Margin 24% 30% to 35% EPS $0.60 $2.15 to $2.40 1. Assumes long-term average RPM of $106 9

Financial Review 10

KEY FINANCIAL RESULTS & OPERATING METRICS 3 Months Ended March 31, $ Change 2019 2018 Net Revenue from Continuing Operations $ 38.4 $ 98.4 $ (60.0) Operating Expenses(3) (61.9) (66.6) 4.7 Adjusted EBITDA(1) from Continuing Operations $ (23.5) $ 31.8 $ (55.3) Adjusted EBITDA Margin % (61)% 32% (93%) Net (Loss)/Income from Continuing Operations $ (28.4) $ 11.9 $ (40.3) Adjusted Net (Loss)/Income (1) $ (28.4) $ 11.6 $ (40.0) GAAP Diluted EPS from continuing operations $ (0.76) $ 0.25 $ (1.01) Adjusted Diluted EPS(1) from continuing operations $ (0.76) $ 0.26 $ (1.02) Operating Metrics(2) Retail OTC ADV (bns) $ 7.7 $ 12.4 $ (4.7) Retail RPM $ 50 $ 106 $ (56) Avg. Daily Futures Contracts 28,785 35,414 (6,629) Futures RPC $ 4.55 $ 4.93 $ (0.38) Note: Dollars in millions, except per share data. Columns may not add due to rounding. (1) This is a non-GAAP financial measure.  Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure. (2) Definitions for operating metrics are available in the appendix to this presentation. 11 (3) Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs

OPERATING SEGMENT RESULTS: RETAIL Retail Financial & Operating Results • Q1'19 ADV decreased 38% year-over-year to $7.7 3 Months Ended March 31, billion 2019 2018 TTM 3/31/19 Trading Revenue $ 24.3 $ 84.1 $ 240.3 Other Retail Revenue 3.9 1.6 13.1 • Q1'19 retail revenue decreased 67% year-over- Total Revenue $ 28.2 $ 85.7 $ 253.5 year to $28.2 million Employee Compensation & Benefits 13.0 15.4 53.0 • RPM of $50 versus prior year’s $106 and trailing Selling and Marketing 10.0 5.7 39.7 12 month $104 Referral Fees 4.4 7.7 23.6 Other Operating Exp. 18.2 17.7 73.2 Segment (Loss)/Profit $ (17.4) $ 39.2 $ 63.9 • Staff costs reduced by 16% to $13.0m Margin % (62%) 46% 25% • Q1'19 referral fees decreased both on an Operating Metrics absolute and per million basis ADV (bns) $ 7.7 $ 12.4 $ 9.0 12 Month Trailing Active OTC Accounts 120,641 131,764 120,641 Client Assets $ 652.6 $ 745.9 $ 652.6 RPM $ 50 $ 106 $ 104 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 12

OPERATING SEGMENT RESULTS: FUTURES Futures Financial & Operating Results 3 Months Ended March 31, 2019 2018 TTM 3/31/19 Trading Revenue $ 8.0 $ 10.6 $ 37.1 • Futures average daily contracts decreased 19% to Other Futures Revenue 1.4 0.8 4.8 Total Revenue $ 9.4 $ 11.5 $ 41.9 28,785 during Q1'19 Employee Compensation & Benefits 2.2 2.5 9.5 Selling and Marketing 0.3 0.2 0.8 Referral Fees 2.7 3.7 12.1 • Q1 profit margin improved slightly to 11%, up Other Operating Exp. 3.2 3.8 13.4 from 10% in the prior year Segment Profit $ 1.1 $ 1.2 $ 6.0 Margin % 11% 10% 14 % Operating Metrics • Potential for margins to continue to improve Avg. Daily Contracts 28,785 35,414 30,005 should interest rates increase 12 Month Trailing Active Futures 7,387 7,959 7,387 Client Assets $ 217.1 $ 217.3 $ 217.1 Revenue/Contract $ 4.55 $ 4.93 $ 4.91 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 13

STRONG LIQUIDITY POSITION Liquidity Cash and cash equivalents of $218 million1 at the end of Q1 2019 Eleven transactions since IPO in 2010 Corporate Well positioned to pursue selective transactions that provide Development geographic or product expansion Liquidity: $218 million1 Quarterly dividend of $0.06 per share approved ▪ Record date: June 24, 2019 Quarterly Dividends ▪ Payment date: June 28, 2019 Annual dividend of $0.24 yielding approximately 4%2 Repurchased 632,796 shares at an average share price of $6.62 during Q1 2019 Buyback Program Approximately $44 million authorized and remaining for additional repurchases as of March 31, 2019 1. Cash and cash equivalents as presented on the Balance Sheet and Liquidity pages in the appendix. 2. Dividend yield of 3.8% based on 3/29/19 closing price of $6.28. 14

POSITIONED TO DELIVER LONG-TERM VALUE Proven Leader in a Large, Attractive and Growing Market Diverse and Scalable Business Model Multiple Levers to Drive Growth and Operational Efficiency Risk Management Controls Limit Market Volatility Headwinds Strong Financial and Credit Profile 15

Appendix 16

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended March 31, 2019 2018 REVENUE Retail revenue $ 24.3 $ 84.1 Futures revenue 8.0 10.6 Interest & Other revenue 6.2 3.6 Net revenue $ 38.4 $ 98.4 EXPENSES Employee compensation and benefits 20.3 24.3 Selling and marketing 10.2 6.0 Referral Fees 7.1 11.4 Trading expenses 5.5 5.8 General and administrative 18.9 19.0 Depreciation and amortization 7.6 9.0 One-Time Expenses 0.0 (0.1) Total expenses 69.5 75.4 OPERATING (LOSS)/PROFIT $ (31.1) $ 22.9 Interest expense on long term borrowings 3.3 3.3 (LOSS)/INCOME BEFORE INCOME TAX $ (34.4) $ 19.6 Income tax (benefit)/expense (6.1) 7.7 Net (loss)/income from continuing operations $ (28.4) $ 11.9 Income from discontinued operations 0.0 4.3 NET (LOSS)/INCOME $ (28.4) $ 16.3 Net income attributable to non-controlling interests 0.0 0.2 NET (LOSS)/INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC. $ (28.4) $ 16.1 Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. (1) Total shares outstanding at March 31, 2019 was 37,371,333 17

CONDENSED CONSOLIDATED BALANCE SHEET As of 3/31/2019 12/31/2018 ASSETS: Cash and cash equivalents $ 218.0 $ 278.9 Cash and securities held for customers 869.7 842.5 Receivables from brokers 98.7 84.3 Property and equipment, net 29.9 30.6 Intangible assets, net 29.4 32.2 Goodwill 28.0 27.8 Other assets 50.5 36.4           Total assets $ 1,324.3 $ 1,332.5 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 869.7 $ 842.5 Payables to brokers 0.0 1.6 Accrued compensation & benefits 3.3 11.2 Accrued expenses and other liabilities 46.9 41.6 Income tax payable 1.2 5.8 Convertible senior notes 133.7 132.1           Total liabilities $ 1,054.8 $ 1,034.8 Shareholders' Equity 269.5 297.8           Total liabilities and shareholders' equity $ 1,324.3 $ 1,332.5 Note: Dollars in millions. Columns may not add due to rounding. 18

LIQUIDITY $m Q1 19 Q4 18 Q3 18 Q2 18 TTM Cash & Equivalents Prior Period $ 278.9 $ 362.3 $ 360.3 $ 239.7 $ 239.7 EBITDA $ (23.5) $ 5.2 $ 30.5 $ 19.0 $ 31.2 Capital Expenditures (3.1) (3.3) (2.8) (4.8) (14.0) Tax & Interest (7.8) (1.4) (7.9) (4.2) (21.3) Dividends, Buybacks & Convertibles (6.5) (10.6) (5.9) (6.8) (29.8) Corporate Activity (2.4) (50.0) (2.9) 96.5 41.2 Working Capital (17.6) (23.4) (9.0) 21.0 (29.0) Total Cash (Outflow)/Inflow $ (60.9) $ (83.5) $ 2.0 $ 120.7 $ (21.7) Cash & Equivalents Current Period $ 218.0 $ 278.9 $ 362.3 $ 360.3 $ 218.0 Note: Dollars in millions. Columns may not add due to rounding. 19

GROUP ADJUSTED EBITDA Continuing Operations 3 Months Ended March 31, 2019 2018 Net revenue $ 38.4 $ 98.4 Operating expenses: Employee compensation and benefits $ 20.3 $ 24.3 Selling and marketing 10.2 6.0 Referral fees 7.1 11.4 Trading expenses 5.5 5.8 General and administrative 12.8 12.5 Communication and technology 5.7 5.4 Bad debt provision 0.4 1.1 Total operating expenses 61.9 66.5 Adjusted EBITDA $ (23.5) $ 31.8 Margin % (61)% 32% Depreciation & amortization $ 7.6 $ 9.0 Interest expense on long term borrowings 3.3 3.3 Adjusted Pre-Tax (Loss)/Income (34.4) 19.5 Income tax (benefit)/expense (6.1) 7.7 Non-controlling interest 0.0 0.2 Adjusted Net (Loss)/Income $ (28.4) $ 11.6 Note: Dollars in millions. Columns may not add due to rounding. 20

ADJUSTED EBITDA & MARGIN RECONCILIATION Continuing Operations 3 Months Ended March 31, 2019 2018 Net Revenue $ 38.4 $ 98.4 Net (Loss)/Income (28.4) 11.9 Net (Loss)/Income Margin % (74)% 12% Net (Loss)/Income $ (28.4) $ 11.9 Depreciation & amortization 4.3 5.4 Purchase intangible amortization 3.3 3.7 Interest expense on long term borrowings 3.3 3.3 Income tax (benefit)/expense (6.1) 7.7 Impairment of investment 0.0 (0.1) Adjusted EBITDA $ (23.5) $ 31.8 Adjusted EBITDA Margin %(1) (61)% 32% Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 21

ADJUSTED NET INCOME AND EPS RECONCILIATION Continuing Operations 3 Months Ended March 31, 2019 2018 Net (Loss)/Income $ (28.4) $ 11.9 Income Tax (Benefit)/Expense (6.1) 7.7 Pre-Tax (Loss)/Income $ (34.4) $ 19.6 Adjustments: Impairment of investment 0.0 (0.1) Adjusted Pre-Tax (Loss)/Income $ (34.4) $ 19.5 Adjusted Income Tax (1) 6.1 (7.7) Non-controlling interest 0.0 (0.2) Adjusted Net (Loss)/Income $ (28.4) $ 11.6 Adjusted (Loss)/Earnings per Common Share: Basic $ (0.76) $ 0.26 Diluted $ (0.76) $ 0.26 Weighted average common shares outstanding used in computing adjusted (loss)/earnings per common share: (2) Basic 37,525,073 45,017,716 Diluted 37,525,073 45,523,766 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included on Slide 23. 22 (2) Total shares outstanding at March 31, 2019 was 37,371,333

ADJUSTED INCOME TAX BENEFIT/(EXPENSE) RECONCILIATION 3 Months Ended March 31, 2019 2018 GAAP pre-tax (loss)/income $ (34.4) $ 19.6 GAAP Tax Rate 17.6% 39.2% Initial adjusted tax benefit/(expense)(1) 6.1 (7.7) Adjusted tax benefit/(expense) 6.1 (7.7) Adjusted pre-tax (loss)/income (34.4) 19.5 Adjusted tax rate(2) 17.6% 39.5% Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Initial adjusted tax (expense)/benefit calculated as GAAP pre-tax income multiplied by the QTD GAAP Tax Rate 23 (2) Adjusted tax rate calculated as Adjusted tax benefit/(expense) divided by Adjusted pre tax (loss)/income

EPS COMPUTATION 3 Months Ended March 31, 2019 2018 Net (loss)/income from continuing operations $ (28.4) $ 11.9 Less income attributable to non-controlling interests 0.0 0.2 Net (loss)/income from continuing operations $ (28.4) $ 11.7 Adjustment(1) 0.0 (0.4) Net (loss)/income available to GAIN common shareholders from continuing operations $ (28.4) $ 11.4 (Loss)/Earnings per common share Basic (loss)/earnings from continuing operations $ (0.76) $ 0.25 Diluted (loss)/earnings from continuing operations $ (0.76) $ 0.25 Weighted average common shares outstanding used in computing earnings/(loss) per common share: (2) Basic 37,525,073 45,017,716 Diluted 37,525,073 45,523,766 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The adjustment relates to the Company's redeemable non-controlling interests. An increase to the carrying value reduces earnings available to the Company's shareholders. A decrease to the carrying value increases earnings available to the Company's shareholders. 24 (2) Total shares outstanding at March 31, 2019 was 37,371,333

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 3 Months Ended March 31, 2019 2018 Retail segment $ (17.4) $ 39.2 Futures segment 1.1 1.2 Corporate and other (7.2) (8.5) Segment (loss)/profit $ (23.5) $ 31.8 Depreciation and amortization $ 4.3 $ 5.4 Purchased intangible amortization 3.3 3.7 Impairment of investment 0.0 (0.1) Operating (loss)/profit $ (31.1) $ 22.9 Interest expense on long term borrowings 3.3 3.3 (Loss)/Income before income tax (benefit)/expense $ (34.4) $ 19.6 Note: Dollars in millions. Columns may not add due to rounding. 25

PRO FORMA RECONCILIATION Q1 2018 GAIN Inst Cont Ops REVENUE: Retail revenue $ 84.1 $ 0.0 $ 84.1 Institutional revenue 8.5 8.5 0.0 Futures revenue 10.6 0.0 10.6 Interest & Other revenue 3.6 0.0 3.6 Net revenue $ 106.9 $ 8.5 $ 98.4 EXPENSES: Employee compensation and benefits 27.8 3.4 24.3 Selling and marketing 6.0 0.1 6.0 Referral fees 11.9 0.5 11.4 Trading expenses 8.5 2.7 5.8 General and administrative 13.0 0.5 12.5 Depreciation and amortization 5.7 0.3 5.4 Purchased intangible amortization 4.2 0.5 3.7 Communications and technology 5.5 0.1 5.4 Bad debt provision 1.1 0.0 1.1 Impairment of investment (0.1) 0.0 (0.1) Total expenses 83.6 8.1 75.4 OPERATING (LOSS)/PROFIT $ 23.3 $ 0.4 $ 22.9 Interest expense on long term borrowings 3.3 0.0 3.3 (LOSS)/INCOME BEFORE INCOME TAX $ 20.0 $ 0.4 $ 19.6 Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. Q1 2019 not presented as there are no discontinued operations. 26

DISCONTINUED OPERATIONS Three Months Ended March 31, 2019 2018 REVENUE: Institutional revenue $ 0.0 $ 8.5 Total non-interest revenue 0.0 8.5 Net revenue $ 0.0 $ 8.5 EXPENSES: Employee compensation and benefits $ 0.0 $ 3.4 Trading expenses 0.0 2.7 Other expenses 0.0 2.1 Total operating expense 0.0 8.1 OPERATING PROFIT 0.0 0.4 INCOME BEFORE INCOME TAX BENEFIT 0.0 0.4 Income tax benefit 0.0 (4.0) NET INCOME FROM DISCONTINUED OPERATIONS $ 0.0 $ 4.3 Note: Dollars in millions. Columns may not add due to rounding. 27

RETAIL REVENUE PER MILLION $160 $140 $120 $104 $104 $100 $106 $80 $60 $50 $40 $20 $0 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Quarterly Trailing 12 Months 28

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results 3 Months Ended March 31, 2019 2018 TTM 3/31/19 Revenue/(loss) $ 0.9 $ 1.2 $ (2.7) Employee Compensation & Benefits 5.1 6.4 22.5 Selling and Marketing 0.0 0.1 0.2 Other Operating Expenses 2.9 3.3 13.4 Loss $ (7.2) $ (8.5) $ (38.8) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 29

QUARTERLY OPERATING METRICS Three Months Ended, Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Retail Segment OTC Trading Volume (1)(2) $795.4 $679.6 $506.5 $631.0 $487.3 OTC Average Daily Volume $12.4 $10.6 $7.8 $9.7 $7.7 12 Month Trailing Active OTC Accounts (3) 131,764 130,018 129,182 123,171 120,641 3 Month Trailing Active OTC Accounts (3) 78,681 76,654 71,597 68,696 70,051 Futures Segment Number of Futures Contracts 2,160,231 2,073,684 1,622,114 2,109,516 1,755,873 Futures Average Daily Contracts 35,414 32,401 25,748 32,961 28,785 12 Month Trailing Active Futures Accounts (3) 7,959 7,881 7,550 7,717 7,387 1 US dollar equivalent of notional amounts traded. 2 For the quarter, indirect volume represented 22% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Volumes in billions. Definitions for all operating metrics are available on page 33 30

OPERATING METRICS


OTC Average Daily Volume ($ bns)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.6 $11.1 $10.2 $8.3 $7.6 $7.5 $10.1 $9.4 $9.6 $8.4 $6.7 $8.0
Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19


TTM Active OTC Accounts (000s)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
130.8 131.0 130.0 131.0 128.9 129.2 127.1 123.9 123.2 122.6 121.8 120.6
Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19


Futures Average Daily Contracts (000s)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
35.9 31.6 29.8 23.4 25.1 29.2 35.4 31.1 32.1 28.1 28.6 29.6
Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19


TTM Active Futures Account (000s)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
8.0 7.9 7.9 7.6 7.5 7.6 7.8 7.8 7.7 7.7 7.4 7.4
Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19

31

DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 32